UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Combined Financial Statements of Heritage Operating, L.P. and Subsidiaries and Titan Energy Partners, L.P. and Subsidiaries as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information of AmeriGas Partners, L.P. and subsidiaries for the year ended September 30, 2012.

(d) Exhibits

23.1 Consent of Grant Thornton LLP.

99.1 Audited Combined Financial Statements of Heritage Operating, L.P. and Subsidiaries and Titan Energy Partners, L.P. and Subsidiaries as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009.

99.2 Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2013

AmeriGas Partners, L.P.
By: John S. Iannarelli

By:	/s/ John S. Iannarelli
Name: John S. Iannarelli
Title: Vice President—Finance and Chief
Financial Officer of AmeriGas
Propane, Inc., the general partner of
AmeriGas Partners, L.P.

Exhibit Index

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited Combined Financial Statements of Heritage Operating, L.P. and Subsidiaries and Titan Energy Partners, L.P. and Subsidiaries as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009.

99.2	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2012.